EXHIBIT 99.3 Third Quarter 2018 Investor Presentation October 17, 2018

THIRD QUARTER 2018 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from acquisition or disposition transactions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies; changes in the regulatory and tax environments in which the Company operates, including the impact of the "Tax Cuts and Jobs Act" (the "TCJA") on the Company's deferred tax asset, and the anticipated impact of the TCJA on the Company's future earnings; and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

THIRD QUARTER 2018 Today’s presenters President and Chief Executive Officer • CEO and President of LegacyTexas Financial Group, Inc. • Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010 • Former Chairman and Chief Executive Officer of Guaranty Bank in 2009 • 37+ years of Texas banking experience Kevin Hanigan Executive Vice President, Chief Financial Officer • Former Executive Vice President at LegacyTexas Bank • Senior management experience for retail branch, treasury management, human resources, marketing, mortgage, and wealth advisory functions • Certified Public Accountant, former national accounting and tax advisory firm experience • 25+ years of Texas banking experience Mays Davenport 3

THIRD QUARTER 2018 – FRANCHISE HIGHLIGHTS Key franchise highlights - Q3 2018 • #1 deposit market share among all banks in affluent Collin County • #2 deposit market share among Dallas-based banks1 in the attractive DFW market, which is North Texas home to 22 companies on the 2018 Fortune 500 list Focused • DFW hosts a diverse business environment across a broad set of industries, with 42% of employment in the service-providing sector and less than 1% in oil and gas2 • Net income was $42.8 million, up $15.0 million from Q2 2018 and up $14.1 million from Q3 2017. Q3 2018 basic EPS was $0.91 on a GAAP basis and $0.92 on a core (non-GAAP) basis3 • Core (non-GAAP) efficiency ratio improved to a record 42.46% for Q3 2018, compared to 44.44% for Q2 20183 Profitability • Core (non-GAAP) ROAA was an all-time high of 1.88% for Q3 2018, compared to 1.24% for Q2 20183 • Gross loans held for investment4 grew $92.9 million from Q2 2018, while non-interest- bearing demand deposits grew $76.7 million for the same period to 26.5% of total deposits • Non-performing assets declined by $8.7 million, or 32.2%, from Q2 2018, totaling $18.3 million at Q3 2018. Asset quality • Non-performing loans to total loans held for investment improved to 0.22% at Q3 2018, compared to 0.25% at Q2 2018 and 0.99% at Q3 2017. Profitability levered excess capital while maintaining strong capital levels Capital • TCE / TA3: 9.67% • Estimated Tier 1 common risk-based capital5: 10.46% Source: Company Documents 1 Includes banks headquartered in the Dallas-Fort Worth-Arlington MSA 2 Represents latest available data from the Bureau of Labor Statistics for the Dallas-Fort Worth-Arlington, TX MSA (i.e., data as of Q1 2018) 3 See the section labeled "Supplemental Information - Non-GAAP Financial Measures" 4 Excludes Warehouse Purchase Program loans and loans held for sale 5 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve 4

THIRD QUARTER 2018 – QUARTERLY HIGHLIGHTS Third quarter highlights ($ in millions except for per share data) Quarter ended September 30, June 30, September 30, 2017 2018 2018 Linked Q ∆ YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 6,385.6 $ 6,671.1 $ 6,764.1 1.4% 5.9 % Total deposits 6,760.4 6,881.3 6,779.8 (1.5)% 0.3 % Non-interest-bearing demand 1,529.1 1,721.4 1,798.1 4.5% 17.6 % deposits Selected profitability data Net income $ 28.7 $ 27.8 $ 42.8 53.8% 49.2 % Core net income2 28.5 28.0 43.2 54.5% 51.7 % Basic EPS 0.61 0.59 0.91 54.2% 49.2 % Core EPS2 0.61 0.59 0.92 55.9% 50.8 % NIM 3.71% 3.93% 3.90% -3bps 19bps Core return on average equity2 12.11% 11.25% 16.90% 50.2% 39.6 % Core return on average assets2 1.28% 1.24% 1.88% 51.6% 46.9 % Core efficiency ratio2 44.37% 44.44% 42.46% (4.5)% (4.3)% Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 5

THIRD QUARTER 2018 – BALANCE SHEET Commercially focused loan portfolio Gross loans held for investment1 at Q3 2018 grew $92.9 million from Q2 2018, which included linked-quarter increases in commercial and industrial, consumer real estate, and construction and land loans. Total Loans HFI1 $6,764 1 ($ in millions) $6,483 As of September 30, 2018 $5,970 $5,067 19.5% 4.1% $1,400 8.1% 0.7% Commercial RE $3,667 C&I (ex-energy) Energy $2,634 $2,050 23.1% C&D Consumer RE 2013Y 2014Y 2015Y 2016Y 2017Y 2018 Q3 44.5% Other Consumer Originated loans Acquired from LegacyTexas Group, Inc. 2 Quarterly yield on loans held for investment1: 5.27% Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 Represents balance acquired on January 1, 2015 6

THIRD QUARTER 2018 – ENERGY LENDING Energy lending Geographic Concentration of Reserves • Reserve-based energy portfolio at September 30, 2018 consisted of 60% 13% 20% crude oil reserves and 40% natural gas 5% R: 000 reserves 8% G: 048 • At September 30, 2018, 53 reserve- 3% 12% B: 135 based borrowers and 3 midstream 6% borrowers 8% 19% 6% • $449 million, or 77%, of our outstanding energy loans are backed by R: 111 private equity firms with significant Texas Panhandle Permian capital invested and additional equity Marcellus G: 162 Bakken commitments available Southern Appalachia B: 135 Eagle Ford Central/Southern Ark-La-Tex Louisiana Mid-Con Other Source: Company documents for loans managed by Energy Finance group 7

THIRD QUARTER 2018 – ENERGY LENDING Energy lending • Energy loans are all first liens • No unsecured commitments/exposure R: 000 SNC Breakout of Energy Loans Outstanding loan balances and related loan loss reserves G: 048 ($ in millions) B: 135 10% $34.8 $27.8 $15.4 $23.2 $547.4 7% $526.8 $531.7 $524.1 $28.7 $486.8 3.8% R: 111 3.3% 3.1% 3.0% 3.0% G: 162 B: 135 83% 2017 Q3 2017 Q4 2018 Q1 2018 Q2 2018 Q3 Energy $18.4 $20.7 $17.0 $15.5 $17.2 Non-LTXB LTXB led SNC Direct and reserves Led SNC Club Deals Midstream Reserve-based Reserve % Source: Company documents for loans managed by Energy Finance group 8

THIRD QUARTER 2018 – ASSET QUALITY Asset quality NPAs at Q3 2018 declined by $8.7 million, or 32.2%, from Q2 2018, totaling $18.3 million; NPAs to total assets improved to 0.20% at Q3 2018, compared to 0.29% at Q2 2018 and 1.00% at Q3 2017. Total Non-performing Assets (including foreclosed assets) ($ in millions) $75.3 $74.4 R: 000 $67.6 G: 048 1.46% 1.43% 1.25% $58.4 B: 135 $51.0 1.13% 1.00% 0.70% 0.64% 0.65% $31.9 $26.6 $28.0 $27.5 $21.9 $21.9 $22.5 $20.0 0.29% $19.1 $18.6 0.20% $16.4 R: 111 $23.3 $15.1 $15.4 $22.7 $19.5 $19.5 $13.0 $12.9 $10.5 $10.5 $12.6 G: 162 $4.1 $1.4 $1.3 B: 135 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 2017 Q4 2018 Q1 2018 Q2 2018 Q3 All Other Loan Portfolios Corporate Healthcare Finance Oil and Gas Non-performing assets as a percent of total assets Source: Company documents 9

THIRD QUARTER 2018 – BALANCE SHEET Core funded, low cost deposit base Total deposits at September 30, 2018 decreased by $101.6 million from June 30, 2018, which was partially offset by growth of $76.7 million in non-interest-bearing demand deposits. Non-interest-bearing deposits totaled 26.5% of total deposits at September 30, 2018. Total Deposits ($ in millions) $6,768 $6,780 As of September 30, 2018 $6,365 $5,227 $1,628 26.5% 24.2% 26.5% Non-interest bearing-demand $3,599 24.2% Interest-bearing $2,658 22.4% $2,265 21.7% demand 18.2% Savings and 18.6% 11.5% money market 2013Y 2014Y 2015Y 2016Y 2017Y 2018 Q3 Time 37.8% Deposit 0.43% 0.34% 0.29% 0.43% 0.64% 0.87% Cost Originated Deposits Acquired from LegacyTexas Group, Inc1 Non-interest-bearing demand deposits as a percent of total deposits Source: Company Documents 1 Represents balance acquired on January 1, 2015 10

THIRD QUARTER 2018 – INCOME STATEMENT Net interest income • Net interest income for Q3 2018 increased $1.7 million from Q2 2018 and increased $6.7 million from Q3 2017. • The net interest margin for the third quarter of 2018 was 3.90%, a 3 basis point decrease from the second quarter of 2018 and a 19 basis point increase from the third quarter of 2017. R: 000 Net interest income and NIM G: 048 Net interest income ($mm) NIM B: 135 $311 $282 $241 3.90% 3.78% 3.81% R: 111 4.00% 3.71% G: 162 $133 3.79% B: 135 $79 $86 2014Y 2015Y 2016Y 2017Y 2017 Q3 2018 Q3 Source: Company Documents 11

THIRD QUARTER 2018 – INCOME STATEMENT Disciplined expense management GAAP efficiency ratio improved to a record 42.66% for Q3 2018, compared to 44.51% for Q2 2018, while core (non-GAAP) efficiency ratio improved to 42.46% for Q3 2018, compared to 44.44% for Q2 2018. On a linked-quarter basis, core non-interest income increased by $2.7 million, while core non-interest expense was unchanged from Q2 2018. Net interest income Core non-interest income Core non-interest expense Core efficiency ratio ($ in millions) $311 $282 $241 $160 $150 $156 52.5% 47.3% 45.4% 44.4% 42.5% $86 $45 $48 $42 $79 $40 $42 $12 $14 2015Y 2016Y 2017Y 2017 Q3 2018 Q3 Note: Core (non-GAAP) non-interest income, non-interest expense and efficiency ratio are adjusted for the impact of infrequent or non- recurring items. The reconciliation of non-GAAP measures, which the Company believes facilitates the assessment of its banking operations and peer comparability, is included in tabular form at the end of this presentation. 12

THIRD QUARTER 2018 – CAPITAL Prudent capital management TCE / TA1 Tier 1 common risk-based2 13.0% 15.1% 10.5% 9.7% 9.6% 9.4% 8.3% 8.6% 8.8% 9.1% 2014Y 2015Y 2016Y 2017Y 2018 Q3 2014Y 2015Y 2016Y 2017Y 2018 Q3 Tier 1 leverage2 13.9% 9.5% 9.8% 8.7% 9.2% 2014Y 2015Y 2016Y 2017Y 2018 Q3 Source: Company documents 1 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 2 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve 13

THIRD QUARTER 2018 – INVESTMENT HIGHLIGHTS Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Commercially focused loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management Capital ratios remain strong; provides dry powder for robust organic growth 14

THIRD QUARTER 2018 – LOOKING AHEAD Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain asset quality Strategic capital deployment 15

THIRD QUARTER 2018 – OUR VISION Manifesto We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow. And since 1952, we’ve been doing whatever it takes to support them as they advance in business and in life. We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results. Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other. We are LegacyTexas. 16

Appendix

Supplemental Information – Non-GAAP Financial Measures (unaudited)

Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax):

	At or For the Quarter Ended				
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
	(Dollars in thousands, except per share amounts)				
GAAP net income available to common shareholders [1]	$ 42,672	$ 27,770	$ 25,687	$ 14,613	$ 28,617
Distributed and undistributed earnings to participating securities [1]	149	67	75	47	92
Insurance settlement proceeds from pre-acquisition fraud	–	–	(1,778)	–	–
One-time employee bonus related to tax law change	–	–	537	–	–
(Gain) loss on one-time tax adjustments[2]	–	–	–	13,493	–
(Gain) loss on sale of branch locations and land	372	126	–	–	(237)
Core (non-GAAP) net income	$ 43,193	$ 27,963	$ 24,521	$ 28,153	$ 28,472
Average shares for basic earnings per share	47,105,655	47,000,405	46,872,333	46,729,160	46,664,233
GAAP basic earnings per share	$ 0.91	$ 0.59	$ 0.55	$ 0.31	$ 0.61
Core (non-GAAP) basic earnings per share	0.92	0.59	0.52	0.60	0.61
Average shares for diluted earnings per share	47,755,441	47,618,157	47,564,587	47,290,308	47,158,729
GAAP diluted earnings per share	$ 0.89	$ 0.58	$ 0.54	$ 0.31	$ 0.61
Core (non-GAAP) diluted earnings per share	0.90	0.59	0.52	0.60	0.60

	At or For the Year Ended December 31,				
	2017	2016	2015	2014	2013
GAAP net income available to common shareholders [1]	$ 89,176	$ 97,324	$ 70,382	$ 30,942	$ 31,294
Distributed and undistributed earnings to participating securities [1]	318	497	534	336	394
(Gain) loss on one-time tax adjustments[2]	13,493	–	–	–	–
Merger and acquisition costs	–	–	1,009	7,071	431
Net (gain) on sale of insurance subsidiary operations	–	(39)	–	–	–
(Gain) loss on sale of branch locations and land	(1,084)	(2,529)	(190)	–	–
Loss on sale of FHA loan portfolio	–	969	–	–	–
Valuation adjustment on mortgage servicing rights	–	–	121	–	–
One-time payroll and severance costs	–	–	–	234	436
Core (non-GAAP) net income	$ 101,903	$ 96,222	$ 71,856	$ 38,583	$ 32,555
Average shares for basic earnings per share	46,611,780	46,184,074	45,847,284	37,919,065	37,589,548
GAAP basic earnings per share	$ 1.91	$ 2.11	$ 1.54	$ 0.82	$ 0.83
Core (non-GAAP) basic earnings per share	2.19	2.08	1.57	1.02	0.87
Average shares for diluted earnings per share	47,138,518	46,484,967	46,125,447	38,162,094	37,744,786
GAAP diluted earnings per share	$ 1.89	$ 2.09	$ 1.53	$ 0.81	$ 0.83
Core (non-GAAP) diluted earnings per share	2.16	2.07	1.56	1.01	0.86

[1] Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B.

[2] This one-time income tax expense adjustment consists of an adjustment to the Company's deferred tax asset related to the December 22, 2017 enactment of the Tax Cuts and Jobs Act.

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LegacyTexas Financial Group, Inc.™

Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended September 30, June 30, March 31, December 31, September 30, 2018 2018 2018 2017 2017 (Dollars in thousands, except per share amounts) Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income (gross of tax): GAAP non-interest income $ 13,227 $ 10,852 $ 12,898 $ 6,901 $ 12,226 Insurance settlement proceeds from pre-acquisition fraud — — (2,250) — — (Gain) loss on sale of branch locations and land 471 160 — — (365) Core (non-GAAP) non-interest income $ 13,698 $ 11,012 $ 10,648 $ 6,901 $ 11,861 Reconciliation of Core (non-GAAP) to GAAP Non-Interest Expense (gross of tax): GAAP non-interest expense $ 42,192 $ 42,191 $ 43,879 $ 40,708 $ 40,295 One-time employee bonus related to tax law change — — (679) — — Core (non-GAAP) non-interest income $ 42,192 $ 42,191 $ 43,200 $ 40,708 $ 40,295 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): GAAP efficiency ratio: Non-interest expense $ 42,192 $ 42,191 $ 43,879 $ 40,708 $ 40,295 Net interest income plus non-interest income 98,894 94,781 91,511 87,100 91,190 Efficiency ratio- GAAP basis 42.66% 44.51% 47.95% 46.74% 44.19% Core (non-GAAP) efficiency ratio: Core (non-GAAP) non-interest expense $ 42,192 $ 42,191 $ 43,200 $ 40,708 $ 40,295 Net interest income plus core (non-GAAP) non-interest income 99,365 94,941 89,261 87,100 90,825 Efficiency ratio- core (non-GAAP) basis 42.46% 44.44% 48.40% 46.74% 44.37% 19

Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Year Ended December 31, 2017 2016 2015 Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income and Expense (gross of tax): GAAP non-interest income $ 43,582 $ 51,931 $ 44,815 Net (gain) on sale of insurance subsidiary operations — (1,181) — (Gain) loss on sale of branch locations and land (1,669) (3,891) (293) Loss on sale of FHA loan portfolio — 1,491 — Valuation adjustment on mortgage servicing rights — — 186 Core (non-GAAP) non-interest income $ 41,913 $ 48,350 $ 44,708 GAAP non-interest expense $ 160,344 $ 156,377 $ 151,555 Merger and acquisition costs — — (1,553) Core (non-GAAP) non-interest expense $ 160,344 $ 156,377 $ 150,002 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): Net interest income $ 311,431 $ 282,269 $ 241,077 GAAP efficiency ratio: Non-interest expense $ 160,344 $ 156,377 $ 151,555 Net interest income plus non-interest income 355,013 334,200 285,892 Efficiency ratio- GAAP basis 45.17% 46.79% 53.01% Core (non-GAAP) efficiency ratio: Core (non-GAAP) non-interest expense $ 160,344 $ 156,377 $ 150,002 Net interest income plus core (non-GAAP) non-interest income 353,344 330,619 285,785 Efficiency ratio- core (non-GAAP) basis 45.38% 47.30% 52.49% 20

Supplemental Information – Non-GAAP Financial Measures (unaudited) Calculation of Tangible Book Value and Tangible Equity to Tangible Assets: At or For the Quarter Ended September 30, 2018 June 30, 2018 March 31, 2018 December 31, 2017 September 30, 2017 Calculation of Tangible Book Value per share: (Dollars in thousands, except per share amounts) Total shareholders' equity $ 1,039,599 $ 1,001,450 $ 979,494 $ 959,874 $ 950,092 Less: Goodwill (178,559) (178,559) (178,559) (178,559) (178,559) Less: Identifiable intangible assets, net (279) (313) (347) (402) (463) Total tangible shareholders' equity $ 860,761 $ 822,578 $ 800,588 $ 780,913 $ 771,070 Shares outstanding at end of period 48,491,169 48,311,220 48,264,966 48,117,390 48,040,059 Book value per share- GAAP $ 21.44 $ 20.73 $ 20.29 $ 19.95 $ 19.78 Tangible book value per share- Non-GAAP 17.75 17.03 16.59 16.23 16.05 Calculation of Tangible Equity to Tangible Assets: Total assets $ 9,082,792 $ 9,249,086 $ 8,865,624 $ 9,086,196 $ 9,068,612 Less: Goodwill (178,559) (178,559) (178,559) (178,559) (178,559) Less: Identifiable intangible assets, net (279) (313) (347) (402) (463) Total tangible assets $ 8,903,954 $ 9,070,214 $ 8,686,718 $ 8,907,235 $ 8,889,590 Equity to assets- GAAP 11.45% 10.83% 11.05% 10.56% 10.48% Tangible equity to tangible assets- Non-GAAP 9.67% 9.07% 9.22% 8.77% 8.67% At or For the Year Ended December 31, 2016 2015 2014 2013 Calculation of Tangible Book Value per share: Total shareholders' equity $ 885,365 $ 804,076 $ 568,223 $ 544,460 Less: Goodwill (178,559) (180,776) (29,650) (29,650) Less: Identifiable intangible assets, net (665) (1,030) (813) (1,239) Total tangible shareholders' equity $ 706,141 $ 622,270 $ 537,760 $ 513,571 Shares outstanding at end of period 47,876,198 47,645,826 40,014,851 39,938,816 Book value per share- GAAP $ 18.49 $ 16.88 $ 14.20 $ 13.63 Tangible book value per share- Non-GAAP 14.75 13.06 13.44 12.86 Calculation of Tangible Equity to Tangible Assets: Total assets $ 8,362,255 $ 7,691,940 $ 4,164,114 $ 3,525,232 Less: Goodwill (178,559) (180,776) (29,650) (29,650) Less: Identifiable intangible assets, net (665) (1,030) (813) (1,239) Total tangible assets $ 8,183,031 $ 7,510,134 $ 4,133,651 $ 3,494,343 Equity to assets- GAAP 10.59% 10.45% 13.65% 15.44% Tangible equity to tangible assets- Non-GAAP 8.63% 8.29% 13.01% 14.70% 21

Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended September 30, 2018 June 30, 2018 March 31, 2018 December 31, 2017 September 30, 2017 (Dollars in thousands, except per share amounts) Calculation of Return on Average Assets and Return on Average Equity Ratios (GAAP and core) Net income $ 42,821 $ 27,837 $ 25,762 $ 14,660 $ 28,709 Core (non-GAAP) net income 43,193 27,963 24,521 28,153 28,472 Average total equity 1,022,032 994,574 973,187 963,512 940,606 Average total assets 9,167,607 8,996,036 8,682,461 8,865,517 8,889,914 Return on average common shareholders' equity 16.76% 11.20% 10.59% 6.09% 12.21% Core (non-GAAP) return on average common shareholders' equity 16.90 11.25 10.08 11.69 12.11 Return on average assets 1.87 1.24 1.19 0.66 1.29 Core (non-GAAP) return on average assets 1.88 1.24 1.13 1.27 1.28 22